Exhibit 99.1

Restoring Intestinal Barrier Health Corporate Presentation | September 2021 PALI (NASDAQ) | palisadebio.com

2 Forward Looking Statements Statements in this presentation that are not statements of historical fact are forward - looking statements. Such forward - looking statements include, without limitation, statements regarding our research and clinical development plans, strategy, regulatory matters, market size and o ppo rtunity and our ability to complete certain milestones. Words such as “believe,” “anticipate,” “could,” “estimate,” “aim,” “target,” “plan,” “expect,” “intend,” “wi ll,” “may,” “goal,” “potential” and similar expressions are intended to identify forward - looking statements, though not all forward - looking statements necessarily contain t hese identifying words. These forward - looking statements are based on the beliefs of the Company’s management as well as assumptions that may never materializ e or prove to be incorrect. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, in cluding business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation , r isks inherent in developing pharmaceutical products, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obta in adequate financing to fund its planned clinical trials and other expenses, trends in the industry, changes in the competitive landscape, delays or disruptio ns due to the COVID - 19 pandemic, the legal and regulatory framework for the industry and future expenditures. In light of these risks and uncertainties, the event s o r circumstances referred to in the forward - looking statements may not occur. The actual results may vary from the anticipated results and the variations may be mat erial. Other factors that may cause the Company's actual results to differ from current expectations are discussed in the Company's filings with the Securities a nd Exchange Commission, including the section titled “Risk Factors” contained therein. These forward - looking statements should not be taken as forecasts or promises, nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward - looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward - looking state ments, which speak only as of the date this presentation is given. Except as required by law, Palisade Bio assumes no obligation to update any forward - looking sta tements contained herein to reflect any change in expectations, even as new information becomes available. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketi ng by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates. Caution should be ex erc ised when interpreting results from separate trials involving separate product candidates. Differences exist between trial designs and subject demographics, whic h l imit the conclusions that can be drawn from comparisons across different trials. This presentation includes statistical and other industry and market data tha t w e obtained from industry publications, third - party research, surveys and studies. The information has been obtained from sources believed to be reliable, although ther e is no guarantee regarding the accuracy or completeness of such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only.

3 Acute and Chronic Disorders Caused by GI Barrier Disruption Focused on pathologies caused by loss of GI epithelial barrier integrity and the consequences to human health GI Epithelial Barrier Biology Expertise in GI - specific protease - targeted therapeutics Integrated discovery and development platform for creating drug pipeline to treat complications from GI barrier disruption Oral serine protease inhibitor with demonstrated clinical benefit in multiple surgical studies; Phase 3 expected to start in H2 2021 Multiple potential clinical and regulatory milestones that may drive value over the next 12 - 18 months R&D Platform Technology Building Broad Pipeline Lead Program Multiple Indications Multiple Upcoming Catalysts

4 Highlights of Potential Path to Commercialize Lead Drug LB1148 for Surgery Patients Oral digestive enzyme inhibitor has demonstrated clinical benefit in multiple surgical studies Clinical Safety & Efficacy Prior approvals provide precedent pathway for pivotal trial design; LB1148 progressing to pivotal studies Drug can be taken at home prior to hospitalization, potentially ideal scenario for commercializing a very large market Path to Approval Large Market Opportunity

5 LB1148 Overview: Pipeline in a Product – Multiple Indications Drug/Class Indication Research Pre - clinical Phase 1 Phase 2 Phase 3 LB1148* Oral broad - spectrum protease inhibitor* Postoperative return of bowel function Neonatal cardiac surgery GI surgery Prevention of post - surgical abdominal adhesions *Commercial right to LB1148 in Greater China (excluding Taiwan) have been out - licensed to Newsoara

LB1148 Program Overview Pipeline in a Product – Multiple Indications 6 Accelerate Return of Postoperative GI Function Reduce Post - surgical Adhesions Cardiovascular Surgery Gastrointestinal Surgery Abdominal Surgery

7 Unmet Need – Postoperative GI Recovery After Surgery Postoperative return of bowel function is often a limiting determinant of hospital discharge • Patients generally do not leave hospital until they have a bowel movement • Causes major discomfort • Extends hospital stay • Increases medical costs If we save 1 day on length of stay, we would realize $20M more in profits annually. – Mark A. Talamini, MD, MBA Chair of Surgery, SUNY Stony Brook Major Surgeries Cardiovascular Gastrointestinal Abdominal Gynecological LB1148 has demonstrated a 1.1 to 1.3 - day reduction in hospital length of stay National average hospital expenses per inpatient day = $2,400

Postoperative Complications Driven by Proteolytic Activity


DIGESTIVE ENZYMES
HEALTHY MUCOSAL BARRIER
Healthy intestine
Injury (surgery or hypoperfusion)
LEAKED DIGESTIVE ENZYMES
Compromised mucosal barrier
Protease leak and translocation
Proteolytic intestinal permeation

Cascade of disease mechanisms

- ↑ Proteolytic activity
- ↑ Tissue damage/permeability
- ↑ Autodigestion
- ↑ Microbiome imbalance/pathology
- ↑ Pathologic cell signaling activity
- ↑ Inflammatory cell activation/infiltration
- ↑ Receptor degradation

Postoperative complications

- Delayed function
- Ileus
- Adhesions
- Inflammation

- Intestinal injury (from surgery or hypoperfusion during surgery) triggers a cascade of disease mechanisms and leads to postoperative complications
- Destructive feedback loop where protease leakage leads to additional intestinal damage

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LB1148 Prevents Intestinal Damage: Rapidly Reseals the Barrier

Hypoperfusion Injury



Control – TXA

- Permeable epithelial barrier
- Loss of villi tissue
- Basal membrane compromised
- Lymph vessel damage



LB1148

- Continuous epithelial barrier
- Intact villi structure
- Robust basal membrane structure
- No tissue damage

Source: Study#LBS-NC-SMAO-002 Rat SMAO model of intestinal hypoperfusion (DOF)

Hypoperfusion Injury



% Intact Villi
100
75
50
25
0
Sham
Control Oral TXA
LB1148

Source: Delano 2013. Rat Shock Model of Hypoperfusion

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10 • Novel oral formulation comprised of FDA - approved components – Broad - spectrum serine protease inhibitor (tranexamic acid) – Known safety profile – Plan to utilize 505(b)(2) pathway for approval • Prevents damage to the intestine – Improves time to post - surgical bowel recovery • Issued patents on drug product • No new approved drugs for postoperative ileus since 2008 – Entereg has austere black box warning, onerous REMS protocols, and limited utilization LB1148 - Expeditious Regulatory Pathway; Limited Competition

11 Entereg: Only Drug Approved for Accelerating Return of GI Function • Provides a precedent pathway to FDA approval • Developed by GSK/ Adolor /Cubist and now owned by Merck • Indicated to improve post - op recovery of bowel function – Phase 3 demonstrated*: • 17 - hour improvement in return of bowel function • 7 - hour improvement in hospital length of stay • Entereg MOA carries safety risks – LB1148 has completely different MOA • Limitations include*: – In - patient hospital administration only – Short - term use only – Restrictive REMS program – Black Box warning for severe side effects • Utilized in few hospitals * Entereg Prescribing Information Black - box warning: • Increased incidence of myocardial infarction • Available only through restricted program - REMS Entereg’s FDA approval provides regulatory roadmap LB1148 clinical trial design

12 LB1148 Accelerates Return of GI Function – Phase 3 Ready • Consistent statistically significant clinical efficacy in 3 completed clinical studies – 28% improvement in time to return of bowel function after GI surgery in phase 2 (p<0.001) – 48% improvement in time to return of bowel function after GI surgery in phase 1 (vs. placebo in Entereg study 314*) • 1.3 - day reduction in hospital LOS vs. expected LOS at time of admission (p<0.03) • Zero post - surgical abdominal adhesions documented in 2 nd look surgeries – 30% improvement in time to return of bowel function after cardiovascular (CV) surgery (p<0.001) • 1.0 - day reduction in ICU length of stay (LOS) (ns) • 1.1 - day reduction in hospital LOS (ns) • Fast Track designation granted for reducing adhesions and neonatal cardiac surgery programs, with well - defined endpoints • Strong IP portfolio, including issued patents on drug product • 6.9 million addressable patients in the US Source: Entereg Prescribing Information

Gastrointestinal Surgery (Physical Injury) 13

14 GI Surgery (PROFILE) Phase 2 – Newsoara Study GI Surgery • Randomized, double - blind, placebo - controlled, multi - site Phase 2 trial • Evaluate LB1148 for return of GI function and adhesions in subjects undergoing elective bowel resection with a laparotomy or minimally invasive approach with planned stoma take - down Study Design • 120 patients • 6 sites in China Scope At time of 2 nd surgery: • Presence of adhesions • Impact of adhesions on bowel function and pain Adhesion Indications Primary Endpoint: • Time to return of GI function GI2: (1 st bowel movement) Secondary Endpoints: • Hospital LOS • Hours to resolution of POI Functional Indications Screening Period GI Surgery Postoperative / Discharge LB1148 Day - 42 to - 1 Day 0 Day 1 - 14 Follow - up Day 30 Study drug given as a split dose 2 - 6 hours prior to surgery 6 - 10 hours prior to surgery Adhesion Assessment Up to 7 months after initial surgery Placebo

15 GI Surgery Phase 2: Significantly Accelerated Return of GI Function LBS - POI - 201 CSR • P=0.0008 • Hazard ratio=1.8 1.1 day improvement 1.5 day improvement Median 75 th Percentile

16 GI Surgery Phase 2: Safe and Well Tolerated • LB1148 was well tolerated • Drug - related adverse events – LB1148 = 10.9% – Placebo = 4.8% • The most common drug - related AEs were GI disorders – LB1148 4.7% – Placebo 3.2% • No drug - related serious adverse events occurred in the trial

Post-surgical Adhesions Develop in up to 93% of Abdominal Procedures*



Image used with permission from Clear Passage Physical Therapy, http://www.clearpassage.com/adhesions-and-scar-tissue/abdominal-and-pelvic-adhesions-post-surgical-adhesions/

- Adhesions are scar tissue that forms during the healing process that bind tissues/organs that are not normally connected
  - HYPOTHESIS: Proteases, released as a result of bowel manipulation during surgeries, lead to adhesion formation
- Bands of adhesions can constrict organs and tissues, causing organ strangulation and pain
- Surgical re-intervention required after 6-10% of GI/GYN procedures to remove adhesions**

* J Chir Viscerale. 2012;149(2):114-126. doi:10.1016/j.jviscsurg.2011.11.006
** Ward, B. C. & Panitch, A. Abdominal adhesions: Current and novel therapies. J. Surg. Res. 165, 91–111 (2011).

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18 Post - surgical Adhesions Are Costly for Patients and Hospitals Increased healthcare complications: • #1 cause of secondary female infertility • #1 cause of bowel obstruction (up to 75%) • 10 th most frequent cause of emergency surgery • 80% of emergency surgery deaths • 400,000 adhesiolysis surgeries annually • $2.3B annual costs in US Sources: Causes of female infertility, UpToDate 2020 Etter, K., et. Al.. Impact of postcolectomy adhesion - related complications on healthcare utilization. Clin. Outcomes Res. 10, 7 61 – 771 (2018) Non - Adhesion Complications Adhesion Complications Difference Length of Stay 5.2 days 7.2 days 38% Rehospitalization Costs $22,500 $29,800 $7,326/pt.

19 LB1148 dramatically reduces the number of post - surgical adhesions LB1148 Reduces Adhesions by 63% in Animal Studies Animals receiving LB1148 before surgery had 63% fewer adhesions Source: LBS - NC - IL - ADH - 0003 DOF

20 • For the 3 patients with a 2 nd surgery: – No adhesions – No evidence of inflammation GI Surgery Study Results: Zero Adhesions in 3 Patients • 3/11 patients required a 2 nd surgery for complications unrelated to adhesions – Opportunity to measure two FDA approvable endpoints in same patient • bowel function • adhesions First Patient Adhesions Data Bowel Function Data GI Surgery As a surgeon who has performed thousands of abdominal surgeries, the absence of adhesions in three follow - up surgery patients is entirely unexpected Principal investigator’s report:

21 FDA Approved ADEPT with Only a 10% Reduction in Adhesions Source: Adept (4% icodextrin) Package Insert; March 2006 www.accessdata.fda.gov/cdrh_docs/pdf5/P050011B.pdf FDA approved ADEPT based on only 10% of patients achieving “success” (defined as a decrease ≥ 3 sites with adhesions)

Cardiovascular Surgery (Hypoperfusion Injury) 22

23 CV Surgery Completed Phase 2: Study Design * Study Day 0 is the day of surgery. Screening Period CV Surgery Postoperative / Discharge LB1148 Day - 42 to - 1 Day 0* Day 1 - 14 Follow - up Day 30 Placebo Cardiovascular Surgery • Open - heart CV surgery requiring cardio - pulmonary bypass • Randomized, double - blind, placebo - controlled, in subjects undergoing CABG and/or heart valve replacement surgery • Randomized 1:1 • 7.5 grams QD on Days 0, 1, and 2 Study Design • 120 patients undergoing elective cardiac surgery • Single center • CRO: IQVIA • Data announced in 2020 Scope & Timelines • ICU length of stay • Hospital length of stay • Organ function • Inflammatory response • Glucose control Secondary Endpoints: • Time to return of bowel function (defined by first bowel movement) Primary Endpoint:

24 CV Surgery Phase 2: Significant Improvement in Bowel Function Top - line data highlights • 30% improvement in return of bowel function – Highly statistically significant; p<0.001 – Median time to bowel recovery: 31.7 hours on LB1148 vs. 45.0 hours on placebo – Same endpoint will be used for Phase 3 • 1.0 - day reduction in ICU LOS (ns) • 1.1 - day reduction in hospital LOS (ns) • No LB1148 - related adverse events LB1148 n=58 Placebo n=52

LB1148 Commercial Opportunity 25

26 LB1148 Can Improve Patient Care While Reducing Costs Oral Drug Taken at Home – No Impact on Surgical Procedure Reduce Healthcare Costs and Improve Margins Well - Characterized Safety Profile Potential to Improve Patient Outcomes Strong Value Proposition Across the Healthcare System with Key Benefits for Widespread Adoption

27 Illustrative Patient Journey: GI Surgery with LB1148 Administration At patient’s local pharmacy, likely covered by pharmacy benefit Prescription Filled at Pharmacy 2 1 - 2 weeks pre - op Preoperative Medications Taken at Home 3 In - Patient Surgery 5 First bowel movement Leads to discharge orders Return of Bowel Function 6 Recovery at Home Discharge from Hospital 7 8 Admission to Hospital 4 □ Bowel prep □ Anti - nausea □ Antibiotics □ LB1148 1 - 2 weeks pre - op 1 Evening before Surgery Morning of Surgery LB1148 LB1148 Pre - op Physical in Clinic

28 LB1148 Has Large Global Market Opportunity US Market 1.1 million open heart surgeries 5.7 million abdominal surgeries 20 - 40% market penetration could translate to >$2B revenue Partnered China: w/ Newsoara EU and ROW Opportunities Potential to partner with US rights or independently USA Strategy Commercialize by marketing to 5,000 hospitals M&A – Shows Value of Adhesion Market Baxter acquired the medical device Seprafilm from Sanofi for $350M in 2020 • 3.5X sales

Accomplished Management Team Leading to Success



Thomas M. Hallam, PhD
Chief Executive Officer, Director

UC DAVIS | USC University of Southern California

Dr. Hallam brings a broad base of pharmaceutical expertise and success, having led virtually every stage of pre-clinical research, clinical development, and product commercialization strategy. Served as an employee and consultant and advisor to some of the world's leading healthcare companies, including Merck, Roche/Genentech, Pfizer, Mesoblast, Sanofi, Astra-Zeneca, Bausch & Lomb, J&J, Saatchi & Saatchi, and Ogilvy CommonHealth. Dr. Hallam is a former Howard Hughes Medical Institute Research Fellow. He received his PhD in Neuroscience from UC Davis and holds an MBA from USC.

AstraZeneca | Pfizer | Roche | Genentech | mesoblast



J.D. Finley
Chief Financial Officer

Boise State University | University of Denver

Mr. Finley has raised nearly $1 billion in capital for companies during his career. Mr. Finley's experience includes roles of Tax Specialist, EVP, CFO, CEO, and President at companies including Deloitte Haskins & Sells, MetroGolf Inc., Phillips Capital, Proteus Capital Partners Inc., and PointAcross. Mr. Finley holds a Bachelor of Business Administration degree from Boise State University and a Master of Taxation degree from the University of Denver.

PointAcross | Deloitte. | PROTEUS CAPITAL PARTNERS | Phillips Capital



Michael J. Dawson, MD
Chief Medical Officer

UC San Diego | USC University of Southern California

Dr. Dawson brings both clinical expertise and a background in research and development to Leading BioSciences. He has served in numerous healthcare leadership positions and hospital committees, including the Chief of Staff of Centinela Hospital Medical Center in Los Angeles. He has carried out hospital based clinical studies for over 25 years, first starting as a medical student with the earliest adenovirus gene transfers studies. Dr. Dawson is a Board Certified Diagnostic Radiologist and CAQ Interventional Radiologist. He received an MD from USC and Bachelors degrees in Biochemistry and Cell Biology in addition to Department Honors in Biology with High Distinction from UCSD.

Centinela Hospital Medical Center | Cedars Sinai | Keck Medical Center of USC | Children's Hospital Los Angeles



John Rodenrys
Co-Founder, Chief Technology Officer

Rensselaer | Boston University

Mr. Rodenrys has served in several Senior Executive positions at a number of companies including VC funded and Fortune 40 organizations. Positions included CEO, President and COO at Forhealth (Baxa), Safetymate, Vistant Corp and Pyxis Corp (Cardinal Health NYSE:CAH) among others. Served on several UCSD review organizations/therapeutic advisory boards CCAT, the von Liebig Center, Advancing Innovations to Market (AIM) and Innovation Advisor. Mr. Rodenrys holds an Engineering degree from RPI and an Executive MBA from Boston University amongst others.

CardinalHealth | PYXIS | ForHealth | SafetyMate

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PALISADE BIO

5800 Armada Dr, Suite 210 Carlsbad, CA 92008 858 - 704 - 4900 IR@palisadebio.com www.palisadebio.com 30